Income Taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Net operating loss carryforwards	$ 108,348	$ 108,110
Tax credit carryforwards	10,696	10,783
Depreciation and amortization	3,709	3,605
Other	185	78
Total deferred tax assets	122,938	122,576
Valuation allowance	$ (122,938)	$ (122,576)
Net deferred tax assets
Deferred tax liabilities:
Intangible assets	$ (2,345)	$ (2,345)
Net deferred tax liabilities	$ (2,345)	$ (2,345)